                                                                 EXHIBIT 10.50

                              GUARANTY OF PAYMENT




                                                           New York, New York
                                                            November 20, 1996



         WHEREAS, Wingate Financial, LLC, a Delaware limited liability company having an office at Six Sylvan Way, Parsippany, New Jersey 07054 (the "BORROWER"), has applied to the lenders described in Exhibit A annexed hereto (collectively, the "LENDERS"), for a loan in the aggregate principal sum of $60,000,000.00 (the "LOAN"), which Loan will be evidenced by a Note, (the "NOTE") in said amount, dated the date hereof, advanced pursuant to a Credit Agreement (the "CREDIT AGREEMENT") dated the date hereof among the Borrower, the Lenders, The Chase Manhattan Bank (the "AGENT") in its capacity as Administrative Agent and Collateral Agent, and certain other parties, and secured by the collateral and other Loan Documents (collectively, the "COLLATERAL DOCUMENTS") described in the Credit Agreement;

         WHEREAS the Lenders are willing to make advances of the Loan to the Borrower only if the undersigned executes and delivers this Guaranty and guarantees payment of the Debt (as herein defined) to the Agent, on behalf of the Lenders, in the manner hereinafter provided;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make advances of the Loan to the Borrower, the undersigned hereby acknowledges, agrees and confirms that all of the above recitals are true, correct and complete and hereby covenants and agrees with the Lenders and the Agent as follows:

         1. The undersigned guarantees, absolutely, irrevocably and unconditionally, to the Agent, on behalf of the Lenders, the payment of the Debt, notwithstanding that advances of the Loan have been, or may be, made in the face of a default under the Loan Documents (hereinbelow defined) or otherwise not in compliance with the lending criteria set forth in the Credit Agreement, provided, however, that so long as an Event of Bankruptcy set forth in paragraph 3 hereof shall not have occurred and be continuing, the undersigned's maximum liability hereunder shall not exceed the Designated Portion of the Debt (as such term is defined in PARAGRAPH 2 of this Guaranty). The term "DEBT" as used in this Guaranty shall mean all principal, interest, additional interest (including specifically all interest accruing from and after the commencement of any case, proceeding or action under any existing or future laws relating to bankruptcy, insolvency or similar matters with respect to the Borrower ("POST-PETITION INTEREST")) and other sums of any nature whatsoever which may or shall become due and payable pursuant to the provisions of the Credit Agreement, the Collateral Documents or any other document or instrument now or hereafter executed and/or delivered in connection therewith or otherwise with respect to the Loan (said Note, Credit Agreement, Collateral Documents, and other documents and instruments, collectively, the "LOAN DOCUMENTS") (all of the above unaffected by modification thereof in any bankruptcy or insolvency proceeding), and even though the Lenders (or the Agent on their behalf) may not have an allowed claim for the same against the Borrower as a result of any bankruptcy or insolvency proceeding. The undersigned and each Lender understands, agrees and confirms that (i) at any time when there is any default or failure to pay when due any Debt guaranteed hereunder, the Lenders may enforce this Guaranty (subject to the limits on the aggregate liability of the undersigned hereunder, as provided herein) against the undersigned only after a written demand for payment has been made on the Borrower and a copy thereof delivered to the undersigned, and such demand has not been paid in full (and any Debt so guaranteed has not been paid in full) within ten (10) days after the date such demand for payment was made; provided that no such demand need be made (and the Debt so guaranteed by the undersigned shall immediately be paid by the undersigned, subject to the limits on aggregate liability of the undersigned hereunder, as provided herein) at any time when (x) an Event of Default exists with respect to the Borrower pursuant to Article VIII, items (g) or (h) of the Credit Agreement, (y) if any of the events listed in PARAGRAPH 11 of this Guaranty exist with respect to the undersigned, or (z) the Loan has been accelerated pursuant to Article VIII of the Credit Agreement.

         2. The term "DESIGNATED PORTION OF THE DEBT" as used in this Guaranty shall mean the aggregate of (A)(i) a portion of the aggregate outstanding principal balance of the Loan equal to the Applicable Principal Liability (as hereinafter defined) whenever the aggregate outstanding principal balance of the Loan is in excess of the Applicable Principal Liability, or (ii) the entire aggregate outstanding principal balance of the Loan whenever the aggregate outstanding principal balance of the Loan is equal to or less than the Applicable Principal Liability, (B) all interest and additional interest (including specifically Post-Petition Interest) accrued and unpaid on the portion of the outstanding principal balance of the Loan from time to time constituting the Designated Portion of the Debt, as determined on a pro rata basis (i.e., aggregate accrued and unpaid interest on the entire outstanding principal balance of the Loan from time to time multiplied by a fraction, the numerator of which shall be the portion of the outstanding principal balance of the Loan from time to time constituting part of the Designated Portion of the Debt, and the denominator of which shall be the entire outstanding principal balance of the Loan from time to time), and (C) all other sums of any nature whatsoever other than principal or interest from time to time constituting part of the Debt, all of the above unaffected by modification thereof in any bankruptcy or insolvency proceeding or by any determination, of whatever nature, that the Lenders (or the Agent on their behalf) may not have an allowed claim for the same against the Borrower as a result of any bankruptcy or insolvency proceeding. The "APPLICABLE PRINCIPAL LIABILITY" with respect to the Loan shall be equal to $36,000,000.00, less each of (a) any amounts paid by the Borrower in reduction of the principal balance of the Loan pursuant to Section 2.08(b) of the Credit Agreement, provided that (x) such payments are made pursuant to a properly exercised option contained in clause
(ii) of Section 5.04(a) of the Credit Agreement, and (y) all of the conditions set forth in Section 5.04(e) of the Credit Agreement have been satisfied with respect to the exercise of said option, (b) the aggregate amount of cash actually loaned


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by the undersigned to the Borrower after the Closing Date pursuant to Section
7.01(b) of the Credit Agreement so long as all such cash proceeds were actually used to repay the Loan pursuant to the requirements of Sections 2.08(c) or (d) of the Credit Agreement, (c) the aggregate amount of cash actually invested by the undersigned in the Borrower after the Closing Date pursuant to Section 7.07 of the Credit Agreement so long as all such cash proceeds were actually used to repay the Loan pursuant to the requirements of Sections 2.08(c) or (d) of the Credit Agreement, and (d) amounts paid under this Guaranty by the undersigned to the Agent to the extent the same are applied by the Agent to the principal balance of the Loan. In the event that on the first anniversary of the date hereof, the aggregate principal amount of Approved Franchisee Loans (as such term is defined in the Credit Agreement), approved in writing by the Agent, whether or not funded, is less than $60,000,000.00, then the Applicable Principal Liability shall be reduced to an amount equal to 60% of the aggregate principal amount of Approved Franchisee Loans approved by the Agent, whether or not funded, less the amounts (if any) referred to in clauses (a) through (d) of this PARAGRAPH 2.

         3. The term "EVENT OF BANKRUPTCY" as used in this Guaranty shall mean any one or more of the following:

         (a) if the Borrower shall make an assignment for the benefit of creditors;

         (b) the filing of, or joinder in, a petition by any affiliate of the Borrower seeking relief against the Borrower under Title 11 of the United States Code; or

         (c) if the Borrower files a petition or answer or consent seeking relief under Title 11 of the United States Code as now constituted or hereafter amended, or under any other applicable Federal or state bankruptcy law or other similar law, or if the Borrower, consents to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Borrower, or of any substantial part of its properties, or if the Borrower intentionally fails generally to pay its debts as such debts become due in circumstances where Borrower has sufficient funds to make such payments, or if the Borrower, takes any action in furtherance of any action described in this subparagraph.

         4. To the extent that at any applicable time the Designated Portion of the Debt is less than the Debt, the undersigned agrees that no portion of any sums applied, from time to time, in reduction of the Debt (other than sums referred to in clauses (a) through (d) of PARAGRAPH 2 of this Guaranty) shall be deemed to have been applied in reduction of the Designated Portion of the Debt until such time as that portion of the Debt which is not the Designated Portion of the Debt has been paid in full, it being the intention hereof that the Designated Portion of the Debt shall be the last portion of the Debt to be paid and that this Guaranty shall remain in full force and effect and shall not be deemed discharged until the date upon which all of the obligations and liabilities of the undersigned under this Guaranty shall have been performed and discharged by the undersigned in accordance with the provisions of this Guaranty.


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         5. The undersigned hereby represents and warrants that it is not an
"investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

         6. The undersigned hereby represents and warrants that all financial statements of the undersigned heretofore delivered to the Lenders or the Agent by or on behalf of the undersigned fairly present the financial condition of the undersigned as of the respective dates thereof, and no material adverse change has occurred in the financial conditions reflected therein since the respective dates thereof. In addition, the undersigned covenants that so long as any portion of the Debt remains outstanding and unpaid, the undersigned will, unless otherwise consented to in writing by the Agent:

                  (a) furnish to the Agent, as soon as available, but in any event within one hundred twenty (120) days next following the end of each fiscal year of the undersigned, an audited balance sheet for such fiscal year, and the related statements of income, shareholders equity, and cash flow for such fiscal year, prepared in accordance with generally accepted accounting principles and reviewed by Deloitte & Touche or such other independent certified public accountant of recognized standing selected by the undersigned and acceptable to the Agent, such statement to be accompanied by a certificate signed by the chief financial officer or a vice president responsible for financial administration of the undersigned certifying on the date thereof that: (i) such financial statement fairly presents the financial condition of the undersigned as of the date indicated and (ii) either that no default nor event which upon notice or lapse of time or both would constitute a default has occurred hereunder or, if such default exists, the nature thereof and the period of time it has existed (a "CERTIFICATION");

                  (b) furnish to the Agent, within ten (10) days after request, such further detailed financial and other information (including, but not limited to, financial statements) as may be requested by the Agent with respect to the undersigned, or any affiliate of, or entity controlled by the undersigned, as of a date not earlier than that specified by the Agent in such request, together with a Certification with respect thereto; and

                  (c) observe and perform, subject to the grace periods provided therein, all of its obligations under each of the two credit agreements (collectively, the "HFS CREDIT AGREEMENT") dated as of October, 2, 1996 between the undersigned and The Chase Manhattan Bank, as agent, as the same may from time to time, have been, and may, from time to time, hereafter be, modified, supplemented, renewed, replaced or refinanced, provided that in the event The Chase Manhattan Bank or its successor(s) is no longer party to a bank credit agreement with the undersigned, or if a bank credit agreement is no longer utilized by the undersigned, the reference in this PARAGRAPH 6(C) to the obligations of the undersigned under the HFS Credit Agreement shall be deemed to mean obligations of the undersigned contained in the last HFS Credit Agreement to which The Chase Manhattan Bank (or its successor(s)) was a party.

         7. The Lenders, or the Agent on their behalf, in addition to any right available to it under applicable law or any other agreement, shall have the right, at their option, subject


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to the last sentence of PARAGRAPH 1 of this Guaranty, to set off against any
Liabilities (as hereinafter defined) all monies owed by the Lenders in any capacity to the undersigned, whether or not due, and the Lenders shall, at their option, be deemed to have exercised such right to set off and to have made a charge against any such money immediately upon the occurrence of any events of default set forth below, even though such charge is made or entered on the books of the Lenders subsequent to those events. As used in this Guaranty, the term "LIABILITIES" shall mean the payment of the Designated Portion of the Debt and all other obligations of the undersigned under this Guaranty, including fees, contracted with or acquired by the Lenders, whether joint, several, absolute, contingent, secured, matured or unmatured.

         8. All moneys available to the Agent on behalf of the Lenders for application in payment or reduction of the Debt may be applied by the Agent in such manner and in such amounts and at such time or times and in such order, priority and proportions as the Agent may see fit to the payment or reduction of such portion of the Debt as the Agent may elect.

         9. The undersigned hereby expressly agrees that this Guaranty is independent of, and in addition to, all collateral granted, pledged or assigned under the Loan Documents, and the undersigned hereby consents that from time to time, before or after any default by the Borrower, with or without further notice to or assent from the undersigned:

                  (a) any security at any time held by or available to the Lenders, or the Agent on their behalf, for any obligation of the Borrower, or any security at any time held by or available to the Lenders, or the Agent on their behalf, for any obligation of any other person or party primarily, secondarily or otherwise liable for all or any portion of the Debt, any other Liabilities and/or any other obligations of the Borrower or any other person or party, other than the Lenders (or the Agent on their behalf), under any of the Loan Documents ("OTHER OBLIGATIONS"), including any guarantor of the Debt and/or of any of such Other Obligations, may be accelerated, settled, exchanged, surrendered or released and the Lenders, or the Agent on their behalf, may fail to set off and may release, in whole or in part, any balance of any deposit account or credit on its books in favor of the Borrower, or of any such other person or party;

                  (b) any obligation of the Borrower, or of any such other person or party, may be changed, altered, renewed, extended, continued, accelerated, surrendered, compromised, settled, waived or released in whole or in part, or any default with respect thereto waived; and

                  (c) the Lenders, or the Agent on their behalf may extend further credit in any manner whatsoever to the Borrower, and generally deal with the Borrower or any of the abovementioned security, deposit account, credit on its books or other person or party as the Lenders or the Agent may see fit;

and the undersigned shall remain bound in all respects under this Guaranty, without any loss of any rights by the Lenders, or the Agent on their behalf, and without affecting the liability


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of the undersigned, notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, inaction, extension of further credit or other dealing. In addition, all moneys available to the Lenders, or the Agent on their behalf, for application in payment or reduction of the Debt and/or any Other Obligations may be applied by the Agent in such manner and in such amounts and at such time or times and in such order, priority and proportions as the Agent may see fit.

         10.      The undersigned hereby waives:

                  (a) notice of acceptance of this Guaranty and of the making of the Loan or any advance thereof by the Lenders to the Borrower;

                  (b) except as set forth in the last sentence of PARAGRAPH 1 of this Guaranty, presentment and demand for payment of the Debt or any portion thereof;

                  (c) protest and notice of dishonor or default to the undersigned or to any other person or party with respect to the Debt or any portion thereof; and

                  (d) except as set forth in the last sentence of PARAGRAPH 1 of this Guaranty, all other notices to which the undersigned might otherwise be entitled.

         11.      If any of the following events should occur:

                  (a) default under any of the Loan Documents and its continuance beyond any applicable notice and/or grace periods therein contained;

                  (b) the undersigned violates any provision of this Guaranty;

                  (c) the undersigned commences any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeks to have an order for relief entered with respect to it, or seeks to be adjudicated a bankrupt or insolvent, or seeks reorganization, arrangement, adjustment, liquidation, dissolution, composition or other relief with respect to it or its debts, or seeks the appointment of a receiver, trustee, custodian or other similar official for it or for all or substantially all of its property;

                  (d) the undersigned makes a general assignment for the benefit of creditors;

                  (e) there is commenced against the undersigned, any case, proceeding or other action of a nature referred to in subparagraph (c) above or seeking the issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its property, which case, proceeding or other action results in the entry of an order for relief or remains undismissed, undischarged or unbonded for a period of 60 days;

                  (f) the undersigned takes any action indicating its consent to, approval of,


                                       6

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or acquiescence in, or in furtherance of, any of the acts set forth in subparagraphs (c) and (e) above;

                  (g) the undersigned admits in writing its inability to pay its debts as they mature; or

                  (h) the undersigned terminates or dissolves or suspends its usual business activities or conveys, sells, leases, transfers or otherwise disposes of all or substantially all of its property, business or assets other than in the ordinary course of business;

then, and in such event, the Lenders, or the Agent on their behalf, may declare the Liabilities to be, and the same shall become, immediately due and payable.

         12. This is a guaranty of payment and not of collection and the undersigned further waives any right to require that any action be brought against the Borrower or any other person or party or to require that resort be had to any security or to any balance of any deposit account or credit on the books of the Lenders, or any of them, or the Agent in favor of the Borrower or any other person or party. Any payment on account of or reacknowledgment of the Debt by the Borrower, or any other party liable therefor, shall be deemed to be made on behalf of the undersigned and shall serve to start anew the statutory period of limitations applicable to the Debt.

         13. Each reference herein to the Lenders and the Agent shall be deemed to include their respective successors and assigns, in whose favor the provisions of this Guaranty shall also inure. Each reference herein to the undersigned shall be deemed to include the successors and assigns of the undersigned, all of whom shall be bound by the provisions of this Guaranty, provided, however, that the undersigned shall in no event nor under any circumstance have the right, without obtaining the prior written consent of the Agent, to assign or transfer the undersigned's obligations and liabilities under this Guaranty, in whole or in part, to any other person, party or entity.

         14. If any party hereto shall be a corporation, the agreements and obligations on the part of the undersigned herein contained shall remain in force and application notwithstanding the merger, consolidation, reorganization or absorption thereof, and the term "undersigned" shall include such new entity, but the old entity shall not thereby be released from any obligations or liabilities hereunder.

         15. No delay on the part of the Lenders, or the Agent on their behalf, in exercising any right or remedy under this Guaranty or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on the undersigned shall be deemed to be a waiver of the obligations of the undersigned or of the right of the Agent or the Lenders to take further action without notice or demand as provided in this Guaranty. No course of dealing between the undersigned and the Agent or the Lender shall change, modify or discharge, in whole or in part, this Guaranty or any obligations of the undersigned hereunder.


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         16. This Guaranty may only be modified, amended, changed or terminated by an agreement in writing signed by the Agent, on behalf of the Lenders, and the undersigned. No waiver of any term, covenant or provision of this Guaranty shall be effective unless given in writing by the Agent (on behalf of the Lenders) and if so given by the Agent shall only be effective in the specific instance in which given. The execution and delivery hereafter to the Agent, on behalf of the Lenders, by the undersigned of a new instrument of guaranty or any reaffirmation of guaranty, of whatever nature, shall not terminate, supersede or cancel this instrument, unless expressly so provided therein, and all rights and remedies of the Agent and the Lenders hereunder or under any instrument of guaranty hereafter executed and delivered to the Agent by the undersigned shall be cumulative and may be exercised singly or concurrently.

         17. The undersigned acknowledges that this Guaranty and the undersigned's obligations under this Guaranty are and shall at all times continue to be absolute, irrevocable and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty and the obligations of the undersigned under this Guaranty or the obligations of any other person or party (including, without limitation, the Borrower) relating to this Guaranty or the obligations of the undersigned hereunder or otherwise with respect to the Debt, including, but not limited to, the realization upon any collateral given, pledged or assigned as security for all or any portion of the Debt, or the filing of a petition under Title 11 of the United States Code with regard to the Borrower or the undersigned, or the commencement of an action or proceeding for the benefit of the creditors of the Borrower or the undersigned, or the obtaining by the Agent, on behalf of the Lenders, of title to any collateral given, pledged or assigned as security for the Debt by reason of the foreclosure or enforcement of any Collateral Documents, the acceptance of a deed or assignment in lieu of foreclosure or sale, or otherwise. This Guaranty sets forth the entire agreement and understanding of the Agent, on behalf of the Lenders, and the undersigned with respect to the matters covered by this Guaranty and the undersigned acknowledges that no oral or other agreements, understandings, representations or warranties exist with respect to this Guaranty or with respect to the obligations of the undersigned under this Guaranty, except those specifically set forth in this Guaranty.

         18. This Guaranty has been validly authorized, executed and delivered by the undersigned. The undersigned represents and warrants to the Agent and the Lenders that it has the corporate power to do so and to perform its obligations under this Guaranty and this Guaranty constitutes the legally binding obligation of the undersigned fully enforceable against the undersigned in accordance with the terms hereof, except that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law). The undersigned further represents and warrants to the Agent and the Lenders that:

                  (a) neither the execution and delivery of this Guaranty nor the consummation of the transactions contemplated hereby nor compliance with the terms and

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provisions hereof will violate any applicable provision of law or any applicable regulation or other manifestation of governmental action; and

                  (b) all necessary approvals, consents, licenses, registrations and validations of any governmental regulatory body, including, without limitation, approvals required to permit the undersigned to execute and carry out the provisions of this Guaranty, for the validity of the obligations of the undersigned hereunder and for the making of any payment or remittance of any funds required to be made by the undersigned under this Guaranty, have been obtained and are in full force and effect.

         19. The undersigned hereby agrees with the Agent and the Lenders that it will not exercise any rights of subrogation (whether contractual, under Section 509 of the Title 11 of the United States Code, or otherwise) which may at any time otherwise have either as a result of payments made by it under this Guaranty or otherwise, until all obligations of the undersigned under this Guaranty (for purposes of this PARAGRAPH 19, determined without regard to any limitations on the aggregate amount guaranteed) have been paid in full in cash. In the event either a petition is filed under said Title 11 of the United States Code with regard to the Borrower or the commencement of an action or proceeding for the benefit of the creditors of the Borrower, this Guaranty shall at all times thereafter remain effective in regard to any payments or other transfers of assets to the Agent, on behalf of the Lenders, received from or on behalf of the Borrower prior to notice of termination of this Guaranty and which are or may be held voidable on the grounds of preference or fraud, whether or not the Debt has been paid in full. The provisions of this PARAGRAPH 19 shall survive the term of this Guaranty and the payment in full of the Debt and all other Liabilities and the termination of any commitment to make any further advances of proceeds of the Loan pursuant to the Credit Agreement.

         20. Any notice, request or demand given or made under this Guaranty shall be in writing and shall be hand delivered or sent by Federal Express or other reputable courier service or by postage prepaid registered or certified mail, return receipt requested, and shall be deemed given (a) when received at the following addresses if hand delivered or if sent by Federal Express or other reputable courier service, and (b) three (3) business days after being postmarked and addressed as follows if sent by registered or certified mail, return receipt requested:

         IF TO THE AGENT OR THE LENDERS:

                  The Chase Manhattan Bank
                  380 Madison Avenue
                  New York, New York 10017

                  Attention:   Denise Williams, Portfolio Management Officer

         WITH A COPY TO:

                  The Chase Manhattan Bank
                  Legal Department
                  380 Madison Avenue
                  New York, New York  10017

                  Attention:  William Viets, Esq.

         and with a copy to:

                  Rosenman & Colin LLP
                  575 Madison Avenue
                  New York, New York 10022
                  Att:  Stephen R. Senie, Esq.

         IF TO THE UNDERSIGNED:

                  Six Sylvan Way
                  Parsippany, New Jersey 07054

                  Attention:        James E. Buckman, Esq.

         WITH A COPY TO:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  919 Third Avenue
                  New York, New York 10022

                  Attention:    James M. Douglas, Esq.


it being understood and agreed that each party will use reasonable efforts to send copies of any notices to the addresses marked "WITH A COPY TO" hereinabove set forth; provided, however, that failure to deliver such copy or copies shall have no consequence whatsoever to the effectiveness of any notice made to the undersigned, the Agent, or the Lenders. Each party to this Guaranty may designate a change of address by notice given, as herein provided, to the other party fifteen (15) days prior to the date such change of address is to become effective.

         21. This Guaranty is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of New York and shall be in all respects governed, construed, applied and enforced in accordance with the laws of the State of New York without regard to principles of conflicts of laws. The undersigned acknowledges and agrees that this Guaranty is, and is intended to be, an instrument for the payment of money only, as such phrase is used in ss.3213 of the Civil Practice Law and Rules of the State of New York, and the undersigned has been fully advised by its counsel of the rights and remedies of the Agent (on behalf of the Lenders) pursuant to said ss.3213.

         22. The undersigned agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Guaranty. In furtherance of such agreement, the undersigned hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over the undersigned in any such action or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the undersigned by registered or certified mail to, or by personal service at, the last known address of the undersigned, whether such address be within or without the jurisdiction of any such court. The undersigned hereby further agrees that the venue of any litigation arising in connection with the Debt or in respect of any of the obligations of the undersigned under this Guaranty, shall, to the extent permitted by law, be in New York County.

         23. The undersigned absolutely, unconditionally and irrevocably waives any and all right to assert or interpose any defense (other than the final and indefeasible payment in full of the Debt), setoff, counterclaim or crossclaim of any nature whatsoever with respect to this Guaranty or the obligations of the undersigned under this Guaranty, or the obligations of any other person or party (including without limitation, the Borrower) relating to this Guaranty, or the obligations of the undersigned hereunder or otherwise with respect to the

Loan in any action or proceeding brought by the Lenders, or the Agent on their behalf, to collect the Debt, or any portion thereof, or to enforce the obligations of the undersigned under this Guaranty (provided, however, that the foregoing shall not be deemed a waiver of the right of the undersigned to assert any compulsory counterclaim maintained in a court of the United States, or of the State of New York if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of the right of the undersigned to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against the Lenders or the Agent in any separate action or proceeding). The undersigned hereby undertakes and agrees that this Guaranty shall remain in full force and effect for all of the obligations and liabilities of the undersigned hereunder, notwithstanding the maturity of the Loan, whether by acceleration, scheduled maturity or otherwise.

         24. The obligations and liabilities of the undersigned under this Guaranty are in addition to the obligations and liabilities of the undersigned under the Other Guaranties (as hereinafter defined). The discharge of any or all of the undersigned's obligations and liabilities under any one or more of the Other Guaranties by the undersigned or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of the undersigned's obligations and liabilities under this Guaranty. Conversely, the discharge of any or all of the undersigned's obligations and liabilities under this Guaranty by the undersigned or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of the undersigned's obligations and liabilities under any of the Other Guaranties. The term "OTHER GUARANTIES" as used herein shall mean any other guaranty of payment, guaranty of performance, completion guaranty, indemnification agreement or other guaranty or instrument creating any obligation or undertaking of any nature whatsoever (other than this Guaranty) now or hereafter executed and delivered by the undersigned to the Lenders, or the Agent on their behalf, in connection with the Loan.

         25. This Guaranty may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement of guaranty.


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



         26. THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND THE AGENT (ON BEHALF OF THE LENDERS) BY ITS ACCEPTANCE OF THIS GUARANTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS GUARANTY.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Guaranty the day and year first above set forth.


                                       HFS INCORPORATED
                                       a Delaware corporation



                                       By: /s/ Joel R. Buckberg
                                           ---------------------------------
                                                Name: Joel R. Buckberg
                                                Title: Senior Vice President -
                                                                Legal

THE CHASE MANHATTAN BANK, AS AGENT
for purposes of the last sentence
of paragraph 1

By: /s/ David A. Juge
    ------------------------------------------------
    Name: David A. Juge
    Title: Vice President


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